SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 18, 1998
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
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               (Exact name of Registrant as specified in charter)


 Delaware                         000-22611                          11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
 of  incorporation)                                  Number)



    77 Spruce Street, Cedarhurst, New York                               11516
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  (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (516) 374-6700


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Item 5.    Other Events.

     On November 18, 1998, Compu-DAWN, Inc. issued a press release (the "Press Release") announcing that it had increased its loan facility to LocalNet Communications, Inc. ("LocalNet") by an additional $800,000 or to an aggregate of $1,800,000, and obtained an option to convert up to $1,000,000 of the loan principal into a number of shares of LocalNet capital stock up to 40% of LocalNet's equity. The loan increase and conversion option are more particularly described in the Press Release, which is attached hereto as Exhibit 99.1


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press Release, dated November 18, 1998






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COMPU-DAWN, INC.


Dated: November 18, 1998                       By: /s/ Mark Honigsfeld
                                                   Mark Honigsfeld
                                                   Chairman of the Board




K:\WPDOC\CORP\COMPUDAW\SECFILE\8KPRESS3.REL

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